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                                                                   EXHIBIT 10.4



                               SEVERANCE AGREEMENT


         THIS SEVERANCE AGREEMENT (hereinafter referred to as this "AGREEMENT") is entered into as of the ___ day of ___________, 1998, by and between Columbia Federal Savings Bank, a savings bank chartered under the laws of the United States (hereinafter referred to as the "EMPLOYER"), and __________________, an individual (hereinafter referred to as the "EMPLOYEE");

                                   WITNESSETH:

         WHEREAS, the EMPLOYEE is currently employed as a Vice President of the EMPLOYER;

         WHEREAS, as a result of the skill, knowledge and experience of the EMPLOYEE, the Board of Directors of the EMPLOYER desires to retain the services of the EMPLOYEE as a Vice President of the EMPLOYER;

         WHEREAS, the EMPLOYEE desires to continue to serve as a Vice President of the EMPLOYER; and

         WHEREAS, the EMPLOYEE and the EMPLOYER desire to enter into this AGREEMENT to set forth their understanding as to their respective rights and obligations in the event of the termination of EMPLOYEE's employment under the circumstances set forth in this AGREEMENT.

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, the EMPLOYER and the EMPLOYEE hereby agree as follows:

         1.       Employment and Term.
                  ---------------------

         (a) Term. This AGREEMENT shall commence on the effective date of the EMPLOYER's conversion from mutual to stock form and shall end thirty-six (36) months thereafter, subject to extension pursuant to subsection (b) of this Section 1 (hereinafter, including any such extensions, referred to as the "TERM"), and to earlier termination as provided herein.

         (b) Extension. Prior to each anniversary of the date of this AGREEMENT, the Board of Directors of the EMPLOYER shall review the performance of the EMPLOYEE and this AGREEMENT and document the results of its review in the minutes of the Board of Directors. In connection with such annual review, the TERM shall be extended for a one-year period beyond the then-effective expiration date, provided the Board of Directors of the EMPLOYER determines in a duly adopted resolution that this AGREEMENT should be extended. Any such extension shall be subject to the written consent of the EMPLOYEE.



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         2.       Termination of Employment.
                  --------------------------
         (a) TERMINATION FOR JUST CAUSE. In the event that the EMPLOYER terminates the employment of the EMPLOYEE before the expiration of the TERM because of the EMPLOYEE's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure or refusal to perform the duties and responsibilities assigned in this AGREEMENT, willful violation of any law, rule, regulation (other than traffic violations or similar offenses) or final cease-and-desist order, conviction of a felony or for fraud or embezzlement, or material breach of any provision of this AGREEMENT (hereinafter collectively referred to as "JUST CAUSE"), the EMPLOYEE shall not receive, and shall have no right to receive, any compensation or other benefits for any period after such termination.

         (b) Termination in Connection with a CHANGE OF CONTROL.
             ---------------------------------------------------

                  (i) In the event that in connection with a CHANGE OF CONTROL (hereinafter defined), including, without limitation, a termination other than for JUST CAUSE within six months prior to a CHANGE OF CONTROL, or within one year after a CHANGE OF CONTROL the employment of the EMPLOYEE is terminated by the EMPLOYER for any reason other than JUST CAUSE before the expiration of the TERM, then the following shall occur:


                           (A) The EMPLOYER shall promptly pay to the EMPLOYEE or to his beneficiaries, dependents or estate an amount equal to the product of three multiplied by the amount of his then current annual salary;

                           (B) The EMPLOYEE, his dependents, beneficiaries and estate shall continue to be covered under all BENEFIT PLANS in which the EMPLOYEE is a participant immediately prior to the CHANGE OF CONTROL of the EMPLOYER at the EMPLOYER's expense as if the EMPLOYEE were still employed under this AGREEMENT until the earliest of the expiration of the TERM or the date on which the EMPLOYEE is included in another employer's benefit plans as a full-time employee; and


                           (C) The EMPLOYEE shall not be required to mitigate the amount of any payment provided for in this AGREEMENT by seeking other employment or otherwise, nor shall any amounts received from other employment or otherwise by the EMPLOYEE offset in any manner the obligations of the EMPLOYER hereunder, except as specifically stated in subparagraph (B).


                  (ii) The EMPLOYEE may voluntarily terminate his employment pursuant to this AGREEMENT within twelve months following a CHANGE OF




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                  CONTROL and shall be entitled to compensation as set forth in
                  Section 2(b)(i) of this AGREEMENT in the event that:


                           (A) the present capacity or circumstances in which the EMPLOYEE is employed are materially changed (including, without limitation, a material reduction in responsibilities or authority, or the assignment of duties or responsibilities substantially inconsistent with those normally associated with the position of Vice President);

                           (B) the EMPLOYEE is no longer a Vice President of the EMPLOYER;

                           (C) the EMPLOYEE is required to move his personal residence, or perform his principal executive functions, more than thirty-five (35) miles from his primary office as of the date of the commencement of the TERM of this AGREEMENT; or


                           (D) the EMPLOYER otherwise breaches this AGREEMENT in any material respect.


         In the event that payments pursuant to this subsection (b) would result in the imposition of a penalty tax pursuant to Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (hereinafter collectively referred to as "SECTION 280G"), such payments shall be reduced to the maximum amount which may be paid under SECTION 280G without exceeding such limits. Payments pursuant to this subsection (b) also may not exceed applicable limits established by the Office of Thrift Supervision (hereinafter referred to as the "OTS"), as set forth in OTS Regulatory Bulletin 27a. In the event a reduction in payments is necessary in order to comply with the requirements of this AGREEMENT relating to the limitations of
         SECTION 280G or applicable OTS limits, the EMPLOYEE may determine, in his sole discretion, which categories of payments are to be reduced or eliminated.


         (c) DEATH OF THE EMPLOYEE. The TERM shall automatically terminate upon the death of the EMPLOYEE. In the event of such death, the EMPLOYEE's estate shall be entitled to receive the compensation due the EMPLOYEE through the last day of the calendar month in which the death occurred, except as otherwise specified herein.

         (d) "GOLDEN PARACHUTE" Provision. Any payments made to the EMPLOYEE pursuant to this AGREEMENT or otherwise are subject to and conditioned upon their compliance with 12 U.S.C. Section 1828(k) and any regulations promulgated thereunder.

         (e) DEFINITION OF "CHANGE OF CONTROL". A "CHANGE OF CONTROL" shall mean any one of the following events: (i) the acquisition of ownership or power to vote more than 25% of the voting stock of the EMPLOYER or Columbia Financial of Kentucky, Inc.; (ii) the acquisition of the ability to control the election of a majority of




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         the directors of the EMPLOYER or Columbia Financial of Kentucky, Inc.;
         (iii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the EMPLOYER or Columbia Financial of Kentucky, Inc., cease for any reason to constitute at least a majority thereof; provided, however, that any individual whose election or nomination for election as a member of the Board of Directors of the EMPLOYER or its holding company was approved by a vote of at least two-thirds of the directors then in office shall be considered to have continued to be a member of the Board of Directors of the EMPLOYER or its holding company; or (iv) the acquisition by any person or entity of "conclusive control" of the EMPLOYER within the meaning of 12 C.F.R. ss.574.4(a), or the acquisition by any person or entity of "rebuttable control" within the meaning of 12 C.F.R. ss.574.4(b) that has not been rebutted in accordance with 12 C.F.R. ss.574.4(c). For purposes of this paragraph, the term "person" refers to an individual or corporation, partnership, trust, association, or other organization, but does not include the EMPLOYEE and any person or persons with whom the EMPLOYEE is "acting in concert" within the meaning of 12 C.F.R. Part 574.


         (f) LEGAL FEES. EMPLOYER shall promptly pay all legal fees and expenses which EMPLOYEE may incur as a result of EMPLOYEE or EMPLOYER contesting the validity or enforceability of this AGREEMENT if a court of competent jurisdiction renders a final decision in favor of EMPLOYEE with respect to any such contest, or to the extent agreed to by EMPLOYER and EMPLOYEE in an agreement of settlement with respect to any such contest.

         3. SPECIAL REGULATORY EVENTS. Notwithstanding Section 2 of this AGREEMENT, the obligations of the EMPLOYER to the EMPLOYEE shall be as follows in the event of the following circumstances:

         (a) If the EMPLOYEE is suspended and/or temporarily prohibited from participating in the conduct of the EMPLOYER's affairs by a notice served under Section 8(e) (3) or (g) (1) of the Federal Deposit Insurance Act (hereinafter referred to as the "FDIA"), the EMPLOYER's obligations under this AGREEMENT shall be suspended as of the date of service of such notice, unless stayed by appropriate proceedings. If the charges in the notice are dismissed, the EMPLOYER shall (i) pay the EMPLOYEE all of the compensation withheld while the obligations in this AGREEMENT were suspended and (ii) reinstate any of the obligations that were suspended.

         (b) If the EMPLOYEE is removed and/or permanently prohibited from participating in the conduct of the EMPLOYER's affairs by an order issued under Section 8(e) (4) or (g) (1) of the FDIA, all obligations of the EMPLOYER under this AGREEMENT shall terminate as of the effective date of such order; provided, however, that vested rights of the EMPLOYEE shall not be affected by such termination.

         (c) If the EMPLOYER is in default as defined in Section 3(x)(1) of the FDIA, all obligations under this AGREEMENT shall terminate as of the date of default; provided, however, that vested rights of the EMPLOYEE shall not be affected.

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         (d) All obligations under this AGREEMENT shall be terminated, except to the extent of a determination that the continuation of this AGREEMENT is necessary for the continued operation of the EMPLOYER, (i) by the Director of the OTS, or his or his designee at the time that the Federal Deposit Insurance Corporation enters into an agreement to provide assistance to or on behalf of the EMPLOYER under the authority contained in Section 13(c) of the FDIA or (ii) by the Director of the OTS, or his or his designee, at any time the Director of the OTS, or his or his designee, approves a supervisory merger to resolve problems related to the operation of the EMPLOYER or when the EMPLOYER is determined by the Director of the OTS to be in an unsafe or unsound condition. No vested rights of the EMPLOYEE shall be affected by any such action.


         4. CONSOLIDATION, MERGER OR SALE OF ASSETS. Nothing in this AGREEMENT shall preclude the EMPLOYER from consolidating with, merging into, or transferring all, or substantially all, of its assets to another corporation that assumes all of the EMPLOYER's obligations and undertakings hereunder. Upon such a consolidation, merger or transfer of assets, the term "EMPLOYER," as used herein, shall mean such other corporation or entity, and this AGREEMENT shall continue in full force and effect.


         5. CONFIDENTIAL INFORMATION. The EMPLOYEE acknowledges that during his employment he will learn and have access to confidential information regarding the EMPLOYER and its customers and businesses. The EMPLOYEE agrees and covenants not to disclose or use for his own benefit, or the benefit of any other person or entity, any confidential information, unless or until the EMPLOYER consents to such disclosure or use or such information becomes common knowledge in the industry or is otherwise legally in the public domain. The EMPLOYEE shall not knowingly disclose or reveal to any unauthorized person any confidential information relating to the EMPLOYER, its parent, subsidiaries or affiliates, or to any of the businesses operated by them, and the EMPLOYEE confirms that such information constitutes the exclusive property of the EMPLOYER. The EMPLOYEE shall not otherwise knowingly act or conduct himself (a) to the material detriment of the EMPLOYER, its subsidiaries, or affiliates, or (b) in a manner which is inimical or contrary to the interests of the EMPLOYER.

         6. NONASSIGNABILITY. Neither this AGREEMENT nor any right or interest hereunder shall be assignable by the EMPLOYEE, his beneficiaries or his legal representatives without the EMPLOYER's prior written consent; provided, however, that nothing in this Section 6 shall preclude (a) the EMPLOYEE from designating a beneficiary to receive any benefits payable hereunder upon his death, or (b) the executors, administrators, or other legal representatives of the EMPLOYEE or his estate from assigning any rights hereunder to the person or persons entitled thereto.


         7. NO ATTACHMENT. Except as required by law, no right to receive payment under this AGREEMENT shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge or hypothecation or to execution, attachment, levy, or similar

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process of assignment by operation of law, and any attempt, voluntary or involuntary, to effect any such action shall be null, void and of no effect.

         8. BINDING AGREEMENT. This AGREEMENT shall be binding upon, and inure to the benefit of, the EMPLOYEE and the EMPLOYER and their respective permitted successors and assigns.

         9. AMENDMENT OF AGREEMENT. This AGREEMENT may not be modified or amended, except by an instrument in writing signed by the parties hereto.

         10. WAIVER. No term or condition of this AGREEMENT shall be deemed to have been waived, nor shall there be an estoppel against the enforcement of any provision of this AGREEMENT, except by written instrument of the party charged with such waiver or estoppel. No such written waiver shall be deemed a continuing waiver, unless specifically stated therein, and each waiver shall operate only as to the specific term or condition waived and shall not constitute a waiver of such term or condition for the future or as to any act other than the act specifically waived.

         11. SEVERABILITY. If, for any reason, any provision of this AGREEMENT is held invalid, such invalidity shall not affect the other provisions of this AGREEMENT not held so invalid, and each such other provision shall, to the full extent consistent with applicable law, continue in full force and effect.

         12. HEADINGS. The headings of the paragraphs herein are included solely for convenience of reference and shall not control the meaning or interpretation of any of the provisions of this AGREEMENT.


         13. GOVERNING LAW; REGULATORY AUTHORITY. This AGREEMENT has been executed and delivered in the Commonwealth of Kentucky and its validity, interpretation, performance and enforcement shall be governed by the laws of the Commonwealth of Kentucky, except to the extent that federal law is governing. If this AGREEMENT conflicts with any applicable federal law, including 12 C.F.R. ss. 563.39, as now or hereafter in effect, then federal law shall govern. References to the OTS included herein shall include any successor primary federal regulatory authority of the EMPLOYER.


         14. EFFECT OF PRIOR AGREEMENTS. This AGREEMENT contains the entire understanding between the parties hereto and supersedes any prior employment agreement between the EMPLOYER or any predecessor of the EMPLOYER and the EMPLOYEE.

         15. NOTICES. Any notice or other communication required or permitted pursuant to this AGREEMENT shall be deemed delivered if such notice or communication is in writing and is delivered personally or by facsimile transmission or is deposited in the United States mail, postage prepaid, addressed as follows:


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         If to the EMPLOYER:

                  Columbia Federal Savings Bank
                  2497 Dixie Highway
                  Fort Mitchell, Kentucky 41017-3085
                  Attention:  President


         If to the EMPLOYEE:

                  =====================
                  ---------------------
                  ---------------------



         IN WITNESS WHEREOF, the EMPLOYER has caused this AGREEMENT to be executed by its duly authorized officer, and the EMPLOYEE has signed this AGREEMENT, each as of the day and year first above written.


Attest:                               COLUMBIA FEDERAL SAVINGS BANK



________________________________      By_________________________________


Attest:


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